SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                                       -----

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) OCTOBER 10, 1997


                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
             (Exact name of registrant as specified in its charter)

       NEW YORK                       333-19427         APPLICATION PENDING
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                   File Number)         ID Number)


277 PARK AVENUE, NEW YORK, NEW YORK                           10172
 (Address of principal executive offices)                  (Zip Code)

Registrant's Telephone Number, including area code:       (212) 207-2800


                                      N/A
          (Former name or former address, if changed since last report)

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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

          ContiSecurities Asset Funding Corp. registered issuance of up to $1,525,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1993, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-19427) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1997-3 (the "Registrant" or the "Trust") issued $1,525,000,000 in aggregate principal amount of its Home Equity Pass- Through Certificates, Series 1997-4 (the "Certificates"), on September 25, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of September 1, 1997, among ContiSecurities Asset Funding Corp. (the "Depositor"), ContiMortgage Corporation (the "Company"), as seller and servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-7 IO, Class A-8, Class A-9 Certificates (the "Class A Certificates"), the Class B Certificates (the "Class B Certificates"), the Class C Certificates (the "Class C Certificates") and the Class R Certificates, Class R-I Certificates and Class R-II Certificates (the "Class R Certificates, Class R-I Certificates and Class R-II Certificates" and together with the Class A Certificates, the Class B Certificates, and the Class C Certificates, the "Certificates"). Only the Class A and Class B Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

          The assets of the Trust initially include a pool of closed-and home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance (or, in the case of the Class A-7 IO Certificates, the Notional Principal Amount) thereof and the applicable Pass-Through Rate thereof. The Pass-Through rates for the Class A Certificates are as follows: Class A-1, 6.37%; Class A-2, 6.27%; Class A-3, 6.26%; Class A-4, 6.30%; Class A-5, 6.44%, Class A-6, 6.51%; Class
A-7, 6.63%; Class A-7 IO, 8.5%; Class A-8 and Class A-9, as defined in the Pooling and Servicing Agreement. The Pass-Through Rate for the Class B Certificate is 7.33%. The Class A Certificates have initial aggregate principal amount as follows: Class A-1, $235,000,000; Class A-2, $166,000,000; Class A-3,
$307,000,000; Class A- 4, $100,000,000; Class A-5, $132,000,000; Class A-6,
$39,000,000; Class A-7, $92,250,000; Class A-8, $137,500,000; Class A-9,
$267,500,000; Class B, $45,750,000. The Class A-7 IO Certificate is interest only and has no Certificate Principal Balance.

          As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated September 18, 1997 and the Prospectus Supplement dated September 18, 1997 filed pursuant to Rule 424(b)(5) of the Act on September 24, 1997.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


       4.1 Underwriting Agreement dated September 18, 1997 among ContiSecurities Asset Funding Corp., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, ContiMortgage Corporation and ContiWest Corporation.

       4.2 Pooling and Servicing Agreement dated as of September 1, 1997, among ContiSecurities Asset Funding Corp., as the depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as a Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CONTISECURITIES ASSET FUNDING CORP.


                             By: /S/ JAMES R. MOORE
                                 Name: James R. Moore
                                 Title: President


                             By: /S/ JEROME M. PERELSON
                                 Name:  Jerome M. Perelson
                                 Title:  Vice President

Dated:            October 10, 1997

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                                  EXHIBIT INDEX

EXHIBIT                                                               PAGE


4.1 Underwriting Agreement dated September 18, 1997 among ContiSecurities Asset Funding Corp., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, ContiMortgage Corporation and ContiWest Corporation.

4.2 Pooling and Servicing Agreement dated as of September 1, 1997, among ContiSecurities Asset Funding Corp., as the depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as a Trustee.